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                                                                    Exhibit 10.4


                                   AGREEMENT
                                   ---------

        This agreement is made as of the 30th day of November, 1995, between JACOBS ENGINEERING GROUP, INC. a Delaware corporation ("Company") and JOSEPH J. JACOBS ("Jacobs").

        In accordance with previous practice, the term for the ending of the outstanding November 30, 1993 employment agreement between the partie is extended from September 30, 1999 to September 30, 2000. All of the other provisions of the agreement shall remain in force.

        IN WITNESS WHEREOF, the Company has caused this agreement to be executed by its duly authorized represenatives and Jacobs has affixed his signature, as of the date first above written.

                                  JOSEPH J. JACOBS
                                   ("Jacobs")

                                     /s/ Joseph J. Jacobs
                                  --------------------------------------
                                  251 S. Lake Ave.
                                  Pasadena, CA 91101

                                  JACOBS ENGINEERING GROUP INC.
                                  ("Company")

                                  By  /s/ Noel G. Watson
                                    -------------------------------------
                                    Noel G. Watson,
                                    President


                                  By /s/ John W. Prosser, Jr.
                                    -------------------------------------
                                    John W. Prosser, Jr.,
                                    Senior Vice President,
                                    Finance and Administration





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